UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2012.

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

I.           Bonus Plan.

On July 6, 2012, the Compensation Committee of the Board of Directors (the "Compensation Committee") of ALCO Stores, Inc. (the "Company") met and approved a new comprehensive incentive bonus plan for certain employees of the Company commencing in fiscal year 2013 and continuing until future action of the Compensation Committee (the "Bonus Plan"), which provides certain employees of the Company a bonus equal to a certain percentage of an individual's salary based upon the Company's Return on Equity (as that term is defined in the Bonus Plan) for the applicable fiscal year. The Bonus Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

II.           Executive Officer Base Salary Increases.

On July 6, 2012, the Compensation Committee of the Company met and approved (i) an increase of the base salary of Richard E. Wilson, President-Chief Executive Officer ("Wilson") (ii) an increase of the base salary of Wayne S. Peterson, Senior Vice President-Chief Financial Officer (“Peterson”); (iii) an increase of the base salary of Edmond C. Beaith, Senior Vice President-Supply Chain & Chief Information Officer (“Beaith”); and (iv) an increase in the base salary of Tom L. Canfield, Jr., Senior Vice President of Administration and Logistics ("Canfield") in recognition of each Wilson, Peterson, Beaith and Canfield's performance and efforts that have exceeded the expectations of the Company.

Effective as of July 1, 2012, Wilson's base salary is increased from $450,000 to $486,000, Peterson's base salary is increased from $240,000 to $265,000, Beaith's base salary is increased from $205,000 to $220,000, and Canfield's base salary is increased from $205,000 to $220,000. All other terms and conditions of each Wilson, Peterson, Beaith and Canfield's current Employment Agreements with the Company remain unchanged.

III.           Appointment of New Executive Officer.

Effective as of July 6, 2012, the Company executed an Employment Agreement, attached hereto as Exhibit 99.2 and incorporated into this Item 5.02 by reference, related to the promotion and appointment of Brent A. Streit ("Streit") as the Company's new Senior Vice President of Marketing and Ecommerce.

 Under the Employment Agreement, Streit is an “at-will” employee of the Company. Streit begins his position as the Company's new Senior Vice President of Marketing and Ecommerce as of July 6, 2012 and continues until such employment is terminated by either party under Article V of the Employment Agreement.   Under the Employment Agreement, Streit is to be paid a base salary of $171,872 effective as of July 1, 2012.  Streit is also eligible for a bonus under any bonus plans adopted by the Company's Compensation Committee.  The Employment Agreement further provides customary benefits and vacation features. Streit is also granted certain stock options under the terms of his Employment Agreement, which are further described in Section IV of this Item 5.02.

The Company issued a press release announcing the promotion of Streit on July 11, 2012.  A copy of the press release is furnished herewith as Exhibit 99.3, and is incorporated into this Item 5.02 herein by reference.

 Streit, age 44, a native of Downs, Kansas and a graduate of Kansas State University with a Bachelor of Science degree in Marketing, has more than 20 years of experience in retailing. In 2001, he joined ALCO Stores, Inc. as a buyer. Since then he has held increasingly responsible positions in supply chain management, marketing and business development of the Company.

Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such, there are no arrangements or understandings between Streit and any other persons naming Streit as an officer.  There are no familial relationships between Streit and any other officer or director of the Company. Since July 6, 2012, Streit, nor any immediate family member of Streit, has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Streit or any immediate family member had or will have a direct or indirect material interest.

IV.           Issuance of New Stock Options.

On July 12, 2012, ALCO Stores, Inc. (the "Company") executed both a Time Based Incentive Stock Option Agreement ("Time Option Agreement") and a Performance Based Incentive Stock Option Agreement ("Performance Option Agreement") with each Wilson, Peterson, Canfield, Beaith and Streit (collectively, the "Option Agreements"), which are all incorporated into this Item 5.02 by reference. The Option Agreements permit the foregoing named executive officers to participate in the Company's newly adopted 2012 Equity Incentive Plan (the "Plan"). The amount of options granted to each executive officer is set forth in the table below.

Officer Name	Performance Based Options	Time Based Options
Richard E. Wilson	24,500	10,500
Wayne S. Peterson	12,250	5,250
Edmond C. Beaith	12,250	5,250
Tom L. Canfield, Jr.	12,250	5,250
Brent A. Streit	10,500	4,500

 Under the terms of the Performance Option Agreements, each executive officer is granted the right to buy shares of the Company’s common stock at a price equal to $9.43 per share. The grant date of the options is July 6, 2012. The aforementioned options vest one-half once the Company reaches an Return on Equity (as that term is defined in the Company's Bonus Plan) of 5% and one-half twelve months later if the executive officer is still an employee of the Company. The options shall expire ten years from the grant date.

Under the terms of the Time Option Agreements, each executive officer is granted the right to buy shares of the Company's common stock at a price equal to $9.43 per share. The grant date of the options is July 6, 2012. The aforementioned options vest in four equal annual installments beginning July 6, 2013. The options shall expire ten years from the grant date.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 5.02 is incorporated herein by reference, in its entirety, into this Item 7.01.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Bonus Plan effective as of July 6, 2012. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is an Employment Agreement between the Company and Streit effective as of July 6, 2012. Attached as Exhibit 99.3 is a press release executed July 11, 2012 furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01. Attached as Exhibit 99.4, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Wilson executed July 12, 2012.  Attached as Exhibit 99.5, and incorporated into this Item 7.01 by reference, is a Performance Based Incentive Stock Option Agreement between the Company and Wilson executed July 12, 2012.  Attached as Exhibit 99.6, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Peterson executed July 12, 2012.  Attached as Exhibit 99.7, and incorporated into this Item 7.01 by reference, is a Performance Based Incentive Stock Option Agreement between the Company and Peterson executed July 12, 2012.  Attached as Exhibit 99.8, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Canfield executed July 12, 2012.  Attached as Exhibit 99.9, and incorporated into this Item 7.01 by reference, is a Performance Based Incentive Stock Option Agreement between the Company and Canfield executed July 12, 2012.  Attached as Exhibit 99.10, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Beaith executed July 12, 2012.  Attached as Exhibit 99.11, and incorporated into this Item 7.01 by reference, is a Performance Based Incentive Stock Option Agreement between the Company and Beaith executed July 12, 2012.  Attached as Exhibit 99.12, and incorporated into this Item 7.01 by reference, is a Time Based Incentive Stock Option Agreement between the Company and Streit executed July 12, 2012.  Attached as Exhibit 99.13, and incorporated into this Item 7.01 by reference, is a Performance Based Incentive Stock Option Agreement between the Company and Streit executed July 12, 2012.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
99.1	Bonus Plan approved July 6, 2012.
99.2	Employment Agreement between the Company and Streit effective as of July 6, 2012.
99.3	Press Release dated July 11, 2012 furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01.
99.4	Time Based Incentive Stock Option Agreement entered into between the Company and Wilson executed July 12, 2012.
99.5	Performance Based Incentive Stock Option Agreement entered into between the Company and Wilson executed July 12, 2012.
99.6	Time Based Incentive Stock Option Agreement entered into between the Company and Peterson executed July 12, 2012.
99.7	Performance Based Incentive Stock Option Agreement entered into between the Company and Peterson executed July 12, 2012.
99.8	Time Based Incentive Stock Option Agreement entered into between the Company and Canfield executed July 12, 2012.
99.9	Performance Based Incentive Stock Option Agreement entered into between the Company and Canfield executed July 12, 2012.
99.10	Time Based Incentive Stock Option Agreement entered into between the Company and Beaith executed July 12, 2012.
99.11	Performance Based Incentive Stock Option Agreement entered into between the Company and Beaith executed July 12, 2012.
99.12	Time Based Incentive Stock Option Agreement entered into between the Company and Streit executed July 12, 2012.
99.13	Performance Based Incentive Stock Option Agreement entered into between the Company and Streit executed July 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2012	ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Bonus Plan approved July 6, 2012.
99.2	Employment Agreement between the Company and Streit effective as of July 6, 2012.
99.3	Press Release dated July 11, 2012 furnished solely for the purpose of incorporation by reference into Item 5.02 and 7.01.
99.4	Time Based Incentive Stock Option Agreement entered into between the Company and Wilson executed July 12, 2012.
99.5	Performance Based Incentive Stock Option Agreement entered into between the Company and Wilson executed July 12, 2012.
99.6	Time Based Incentive Stock Option Agreement entered into between the Company and Peterson executed July 12, 2012.
99.7	Performance Based Incentive Stock Option Agreement entered into between the Company and Peterson executed July 12, 2012.
99.8	Time Based Incentive Stock Option Agreement entered into between the Company and Canfield executed July 12, 2012.
99.9	Performance Based Incentive Stock Option Agreement entered into between the Company and Canfield executed July 12, 2012.
99.10	Time Based Incentive Stock Option Agreement entered into between the Company and Beaith executed July 12, 2012.
99.11	Performance Based Incentive Stock Option Agreement entered into between the Company and Beaith executed July 12, 2012.
99.12	Time Based Incentive Stock Option Agreement entered into between the Company and Streit executed July 12, 2012.
99.13	Performance Based Incentive Stock Option Agreement entered into between the Company and Streit executed July 12, 2012.